UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 10, 2021

CBAK ENERGY TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32898	86-0442833
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

BAK Industrial Park, Meigui Street
Huayuankou Economic Zone
Dalian, China, 116450
(Address, including zip code, of principal executive offices)

(86)(411)-3918-5985
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CBAT	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 Entry into a Material Definitive Agreement.

On May 10, 2021, CBAK Energy Technology, Inc. (the “Company”) entered into Amendment No. 1 to the Series B Warrant to Purchase Common Stock (the “Series B Warrant Amendment”) with each of the holders of the Company’s outstanding Series B Warrants to Purchase Common Stock (the “Series B Warrants”), which were issued in the Company’s registered direct offering completed on February 10, 2021. Pursuant to the Series B Warrant Amendment, the term of the Series B Warrants was extended from May 11, 2021 to August 31, 2021.

Form of the Series B Warrant Amendment is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 10, 2021, the Company held a special meeting of stockholders of the Company (the “Special Meeting”) at the Company’s headquarters in Dalian, China. Holders of the Company’s common stock at the close of business on March 12, 2021 (the “Record Date”) were entitled to vote at the Special Meeting. As of the Record Date, there were 88,106,019 outstanding shares of common stock entitled to vote. A total of 44,505,854 shares of common stock (50.51%), constituting a quorum, were represented in person or by valid proxies at the Special Meeting.

The stockholders voted on two proposals at the Special Meeting. The proposals are described in detail in the Company’s definitive proxy statement dated March 15, 2021 and the relevant portions of which are incorporated herein by reference. The final results for the votes regarding each proposal are set forth below.

Proposal 1: The Company’s stockholders approved, for purposes of complying with Nasdaq Listing Rule 5635(d), any future adjustment of exercise prices of the Warrants below their floor prices in accordance with the terms of such warrants. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions
44,224,751	226,485	54,618

Proposal 2: The Company’s stockholders approved one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposal. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions
44,200,037	246,916	58,901

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
4.1	Form of Amendment No.1 to Series B Warrant to Purchase Common Stock

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBAK ENERGY TECHNOLOGY, INC.

Date: May 11, 2021	By:	/s/Xiangyu Pei
Xiangyu Pei
Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
4.1	Form of Amendment No.1 to Series B Warrant to Purchase Common Stock

4